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                                                                    EXHIBIT 99.4

9/98                                                                      Page 1


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
RECEIVABLES


Beginning of the Month Principal Receivables:            $  2,544,458,822.22
Beginning of the Month Finance Charge Receivables:       $    105,714,799.59
Beginning of the Month Discounted Receivables:           $              0.00
Beginning of the Month Total Receivables:                $  2,650,173,621.81


Removed Principal Receivables:                           $              0.00
Removed Finance Charge Receivables:                      $              0.00
Removed Total Receivables:                               $              0.00


Additional Principal Receivables:                        $     81,316,193.94
Additional Finance Charge Receivables:                   $        471,294.80
Additional Total Receivables:                            $     81,787,488.74


Discounted Receivables Generated this Period:            $              0.00


End of the Month Principal Receivables:                  $  2,560,653,543.40
End of the Month Finance Charge Receivables:             $    109,535,727.38
End of the Month Discounted Receivables:                 $              0.00
End of the Month Total Receivables:                      $  2,670,189,270.78


Special Funding Account Balance                          $              0.00
Aggregate Invested Amount (all Master Trust Series)      $  2,282,000,000.00
End of the Month Transferor Amount                       $    278,653,543.40
End of the Month Transferor Percentage                                 10.88%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                               RECEIVABLES


   30-59 Days Delinquent                                 $     61,115,871.44
   60-89 Days Delinquent                                 $     38,461,458.83
   90+ Days Delinquent                                   $     67,924,943.16


   Total 30+ Days Delinquent                             $    167,502,273.43
   Delinquent Percentage                                                6.27%

Defaulted Accounts During the Month                      $     20,142,905.44
Annualized Default Percentage                                           9.50%

Principal Collections                                         311,449,885.43
Principal Payment Rate                                                 12.24%

Total Payment Rate                                                     13.38%
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9/98                                                                      Page 2


INVESTED AMOUNTS


   Class A Initial Invested Amount                       $    322,000,000.00
   Class B Initial Invested Amount                       $     28,000,000.00

INITIAL INVESTED AMOUNT                                  $    350,000,000.00

   Class A Invested Amount                               $    368,000,000.00
   Class B Invested Amount                               $     32,000,000.00

INVESTED AMOUNT                                          $    400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                         15.69%
PRINCIPAL ALLOCATION PERCENTAGE                                        15.69%


MONTHLY SERVICING FEE                                    $        666,666.66

INVESTOR DEFAULT AMOUNT                                  $      3,159,587.12


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                            92.00%

   Class A Finance Charge Collections                    $      6,690,231.28
   Other Amounts                                         $              0.00

TOTAL CLASS A AVAILABLE FUNDS                            $      6,690,231.28


   Class A Monthly Interest                              $      1,793,950.93
   Class A Servicing Fee                                 $        613,333.33
   Class A Investor Default Amount                       $      2,907,588.11

TOTAL CLASS A EXCESS SPREAD                              $      1,375,358.91


REQUIRED AMOUNT                                          $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                             8.00%

   Class B Finance Charge Collections                    $        581,759.22
   Other Amounts                                         $              0.00

TOTAL CLASS B AVAILABLE FUNDS                            $        581,759.22


   Class B Monthly Interest                              $        159,329.07
   Class B Servicing Fee                                 $         53,333.33


TOTAL CLASS B EXCESS SPREAD                              $        369,096.82
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9/98                                                                      Page 3


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                      $      1,744,455.73


   Excess Spread Applied to Required Amount              $              0.00

   Excess Spread Applied to Class A Investor             $              0.00
   Charge Offs

   Excess Spread Applied to Class B                      $        252,833.75
   Interest, Servicing Fee and Default
   Amount

   Excess Spread Applied to Reductions of                $              0.00
   Class B Invested Amount

   Excess Spread Applied to Monthly Cash                 $         25,333.33
   Collateral Fee

   Excess Spread Applied to Cash Collateral              $              0.00
   Account

   Excess Spread Applied to other amounts owed           $              0.00
   Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                              $      1,466,288.65


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                        $      8,218,235.28


SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO           $              0.00
SERIES 1995-C

   Excess Finance Charge Collections Applied to          $              0.00
   Required Amount

   Excess Finance Charge Collections Applied to          $              0.00
   Class A Investor Charge Offs

   Excess Finance Charge Collections Applied to          $              0.00
   Class B Interest, Servicing Fee and Default Amounts

   Excess Finance Charge Collections Applied to          $              0.00
   Reductions of Class B Invested Amount

   Excess Finance Charge Collections Applied to          $              0.00
   Monthly Cash Collateral Fee

   Excess Finance Charge Collections Applied to          $              0.00
   Cash Collateral Account
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9/98                                                                      Page 4

   Excess Finance Charge Collections Applied to          $              0.00
   other amounts owed Cash Collateral Depositor


YIELD AND BASE RATE --

   Base Rate (Current Month)                                            7.86%
   Base Rate (Prior Month)                                              7.91%
   Base Rate (Two Months Ago)                                           7.93%

THREE MONTH AVERAGE BASE RATE                                           7.90%

   Portfolio Yield (Current Month)                                     12.33%
   Portfolio Yield (Prior Month)                                       12.75%
   Portfolio Yield (Two Months Ago)                                    13.21%

THREE MONTH AVERAGE PORTFOLIO YIELD                                    12.76%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                           92.00%

   Class A Principal Collections                         $     44,949,910.75

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

   Class B Principal Collections                         $      3,908,687.90

TOTAL PRINCIPAL COLLECTIONS                              $     48,858,598.65

REALLOCATED PRINCIPAL COLLECTIONS                        $
                                                         $              0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER        $              0.00
SERIES



CLASS A SCHEDULED AMORTIZATION --

   Controlled Amortization Amount                        $              0.00
   Deficit Controlled Amortization Amount                $              0.00

CONTROLLED DEPOSIT AMOUNT                                $              0.00


CLASS B SCHEDULED AMORTIZATION --

   Controlled Accumulation Amount                        $              0.00
   Deficit Controlled Accumulation Amount                $              0.00

CONTROLLED DEPOSIT AMOUNT                                $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL      $     48,858,598.65
SHARING
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9/98                                                                      Page 5

INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                             $              0.00

CLASS B INVESTOR CHARGE OFFS                             $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                  $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                  $              0.00


CASH COLLATERAL ACCOUNT --


   Required Cash Collateral Amount                       $     52,000,000.00
   Available Cash Collateral Amount                      $     52,000,000.00



TOTAL DRAW AMOUNT                                        $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                          $              0.00


                                                First USA Bank, NA
                                                as Servicer


                                                By:  /s/ TRACIE KLEIN
                                                   -----------------------------
                                                        Tracie H. Klein
                                                         Vice President